Exhibit 10.11
SPYGLASS OPHTHALMICS
UNIVERSITY COLORADO MEDICINE
PROFESSIONAL SERVICES AGREEMENT
This Professional Services Agreement is made between SpyGlass Ophthalmics, Inc. (hereinafter referred to as “SpyGlass”) and University Physicians, Inc., d/b/a University of Colorado Medicine (“CU Medicine”), with a business address of 13199 E. Montview Boulevard, Aurora, CO 80045, a Colorado non-profit corporation established by the Board of Regents of the University of Colorado to serve as the fiscal and business agent for the University of Colorado School of Medicine (“SOM”) and its faculty members, including Malik Kahook, M.D. (“Consultant”).
WHEREAS, the University of Colorado has established CU Medicine to serve as the business and fiscal agent of SOM.
WHEREAS, SpyGlass has need for professional services as described below and desires to secure the professional services of Consultant who is a SOM faculty member and employee.
WHEREAS, CU Medicine is willing to contract on behalf of SOM for the provision of such services by Consultant for SpyGlass.
WHEREAS, CU Medicine is an independent non-profit organization that serves as the centralized business and contracting agent for SOM, and all full-time employees of SOM, including Consultant, have assigned rights to any income earned from professional services to CU Medicine. Income from such services is billed and collected by CU Medicine and then disbursed to SOM in accordance with CU Medicine policies and procedures. CU Medicine performs centralized business and administrative functions on behalf of SOM and in no manner engages in the practice of medicine itself. The parties acknowledge and agree that CU Medicine is authorized to bill for and collect from SpyGlass the fees arising from this Agreement for the services performed by Consultant.
NOW, THEREFORE, it is mutually agreed as follows:
I.    SERVICES
The services to be provided to SpyGlass are as follows:
a.    Advice and hands on wet labs with development of novel intraocular lenses and ancillary tools associated with technology owned by the Regents of the University of Colorado, a body corporate, on behalf of the University of Colorado Denver at the Anschutz Medical Campus (“University”) and subject to an option agreement and/or exclusive license agreement between SpyGlass and University (collectively, a “License Agreement”), and
b.    Advice on development, market potential, and clinical testing of technology developed or acquired by SpyGlass independently from University, and unrelated to technology subject to a License Agreement.

The services to be provided under this Agreement shall be performed by Consultant. Consultant shall perform the services in a competent and professional manner and SpyGlass shall pay CU Medicine for the services in accordance with the terms and conditions set forth in this Agreement.
II.    PERIOD OF PERFORMANCE
This Agreement shall be effective from February 1, 2019, through January 31, 2020, unless sooner terminated. Either party hereto may terminate this Agreement at any time by giving not less than 30 days advance written notice to the other party. Upon early termination of this Agreement, SpyGlass shall pay CU Medicine for all services rendered through the effective date of termination.
This Agreement may be extended, renewed or otherwise amended at any time by the mutual written consent of the parties hereto.
III.    COMPENSATION
SpyGlass agrees to pay CU Medicine for the services performed pursuant to this Agreement, as set forth below. The parties agree that CU Medicine is authorized to bill for and collect fees for all services performed pursuant to this Agreement.
$16,667 per month.
CU Medicine will submit invoices to SpyGlass, which will be due and payable within thirty days. SpyGlass agrees that if services are provided prior to the effective date of this Agreement, SpyGlass will compensate CU Medicine in accordance with the above stated payment rates.
Invoices should be addressed to:
SpyGlass Ophthalmics
Glenn Sussman
26431 Crown Valley Parkway, Suite 250
Mission Viejo, CA 92691
[***]
P: [***]
Payments shall be payable to “University of Colorado Medicine” at:
University of Colorado Medicine
Finance Department
P.O. Box 110247
Aurora, CO 80042-0247
[***]

Commercial Reasonableness/Fair Market Value/Non-Inducement
The parties represent and warrant that the fee payable under this Agreement was determined by the parties through good faith and arms’ length bargaining, constitutes fair market value for the Services, and has not been determined in a manner that takes into account the volume or value of any business between the parties. Consultant is not required to use or recommend SpyGlass products, and the parties represent and warrant that the fee is not intended to reward Consultant for the use or recommendation of such products or to induce Consultant to use or recommend use of such company products. The parties agree that Consultant is under no obligation to solicit, refer, or solicit referrals of patients for any SpyGlass business. Consultant will not receive any benefit of any kind for making any referrals nor suffer any detriment for not making such referrals. The parties further agree that no amount paid hereunder is intended to be, nor shall be construed as, an inducement or payment for referral of or recommending referral of patients for any SpyGlass business by Consultant. In addition, the fees charged hereunder do not include any discount, rebate, kickback, or other reduction in charge, and the fees charged hereunder are not intended to be, nor shall they be construed as, an inducement or payment for referral, or recommendation of referral, of business between the parties. The sole purpose of the fee payable to CU Medicine hereunder is to pay fair market value for the Services provided by Consultant to SpyGlass.
IV.    INDEPENDENT CONTRACTOR
All services hereunder shall be provided as an independent contractor. Nothing in this Agreement shall be interpreted or construed to create a relationship of employment, partnership, or joint venture between CU Medicine and SpyGlass. SOM shall be solely responsible for the payment of all payroll and other applicable taxes for its employee and for the payment and provision of any applicable employment benefits for its employee, including workers compensation coverage.
V.    APPLICABLE LAW
This contract is expressly made subject to all laws and regulations of the United States and the State of Colorado. Contractual provisions required by such laws and regulations, but not having been set out herein, are hereby incorporated by this reference as though expressly set out in full.
VI.    CONFIDENTIAL INFORMATION
CU Medicine agrees that any information or material disclosed by SpyGlass under this Agreement concerning SpyGlass and reasonably identified by SpyGlass as confidential will not be disclosed to any other person or entity or used in any manner except in connection with performing the services under this Agreement. CU Medicine, upon request, will promptly return to SpyGlass all materials and documents containing confidential information that have been so furnished by SpyGlass.

The foregoing shall not apply to information that is or becomes otherwise publicly available, is acquired from a third party with no confidentiality obligations to SpyGlass, is independently developed without reference to such information, or is required to be disclosed by law, regulation, or the order of a court or other competent legal authority.
VII.    INTELLECTUAL PROPERTY
a.    SpyGlass acknowledges that Consultant is an employee of the University of Colorado Denver and is subject to University policies concerning consulting, conflicts of interest, and intellectual property (“CU Policies”). The University maintains any and all rights in and to any discoveries in which the University has an interest that are created by its employees, as determined by CU Policies, as may be amended from time to time; including but not limited to:
Regents Policy 5.J. https://www.cu.edu/regents/policy-5j-intellectual-property-policy-discoveries-and-patents-their-protection-and Administrative Policy Statement 1013 https://www.cu.edu/ope/aps/1013.
b.    SpyGlass Technology Developed or Acquired Independently from University
i.    In order for discussions between Consultant and SpyGlass to be meaningful and productive, it is imperative that SpyGlass be able to discuss its research, development and marketing objectives, concepts, plans, initiatives, programs, projects and other activities with Consultant as openly and freely as possible. Equally important is that SpyGlass be able to use information shared by Consultant during such discussions. In furtherance of these key objectives, University, hereby grants to SpyGlass a non-exclusive, royalty-free, fully paid-up license to use for any purpose any ideas, inventions, designs, improvements, and discoveries that are not related to the technology that is subject to a License Agreement and that may be shared with SpyGlass, or made, by Consultant in the course of Consultant’s services hereunder, without any further obligation to CU Medicine or University. To the extent that Consultant makes an invention that may be patentable in the performance of the services under this Agreement that is not related to the technology that is subject to a License Agreement (each such an invention a “SpyGlass Invention”) and Consultant is determined to be the sole or a joint inventor of the SpyGlass Invention, Consultant and University, agree to assign and hereby do assign to SpyGlass all of his/her/its rights in and to the SpyGlass Invention (herein referred to as the “SpyGlass Invention Rights”), and Consultant shall cooperate with SpyGlass as reasonably necessary in the filing of appropriate patent applications directed to the SpyGlass Invention, at the sole discretion and expense of SpyGlass.
ii.    SpyGlass Inventions do not include any inventions made by Consultant that arise directly from Consultant’s (i) performance of duties required by a University grant or contract; (ii) substantial use of University resources; (iii) use of sponsored program funds supplied or administered by University, or (iv) activities related to, inventions derived from, or improvements made to, University technologies subject to a License Agreement either currently in effect or that come into effect in the future.
iii.    SpyGlass Inventions do not include any invention that Consultant, CU Medicine or University demonstrates, by Consultant’s written records, was developed independently of this Agreement. In the event that Consultant elects to share information with SpyGlass in the course of providing services hereunder that relates to an independently developed discovery, Consultant shall notify SpyGlass in writing regarding the existence of such independently developed discovery and the existence of any associated patent application or issued patent prior to disclosing to SpyGlass any material non-public details thereof. SpyGlass may elect not to receive Consultant’s information relating to such an independently developed discovery.
c.    University Technology
To the extent that Consultant separately or together with SpyGlass generates any ideas, inventions, discoveries, designs improvements, or other intellectual property related to or derived from technology that is the subject of a License Agreement in the performance of the services under this Agreement (“New University IP”), Consultant will assign his rights in such New University IP to the University under the CU Policies. University or Consultant and SpyGlass shall each disclose to SpyGlass or University, respectively, any New University IP developed or co-developed by it within thirty (30) days of its becoming aware of the New University IP. SpyGlass shall treat a disclosure of New University IP as confidential information of University and shall not disclose the New University IP to any third parties without the consent of University. The New University IP will be added to the relevant License Agreement by a written amendment executed by both SpyGlass and University according to the terms of the relevant License Agreement, which amendment shall include diligence terms appropriate to the New University IP.
VIII.    MISCELLANEOUS PROVISIONS
Amendments
This Agreement may be amended only by written agreement signed by each of the parties hereto. This Agreement shall be binding upon, and shall inure to the benefit of the respective parties hereto and shall not be assigned without the consent of all parties hereto.
Force majeure
No liability hereunder shall result to either party by reason of delay in performance caused by force majeure — that is circumstances beyond the reasonable control of the party, including, without limitation, acts of God, fire, flood, war, civil unrest, or shortage of or inability to obtain materials and equipment.

Severability
In the event that any clause or provision of this Agreement (or the application of such clause or provision to a particular set of circumstances) is declared by a court or other competent authority to be invalid, illegal, or unenforceable, such holding or declaration shall not in any way effect the validity or enforceability of any other clause or provision of this Agreement.
Entire Agreement
This Agreement, including its exhibits, if any, sets forth the entire understanding and agreement of the parties and supersedes any and all oral or written communications or understandings between the parties as to the subject matter of this Agreement and may not be changed, modified, or discharged, in whole or in part, except by a writing signed by both parties.
IX.    NOTICES
Any notice required to be given pursuant to the terms and provisions hereof shall be in writing and shall be sent by certified mail, return receipt requested;

to Company:	SpyGlass Ophthalmics Glenn Sussman 26431 Crown Valley Parkway, Suite 250 Mission Viejo, CA 92691

to CU Medicine:	Gail Albertson, Chief Operating Officer University of Colorado Medicine P.O. Box 111719 Aurora, CO 80042-1719 - street address - 13199 East Montview Boulevard Aurora, CO 80045
X.    SIGNATURE AUTHORITY
By signing this Agreement, CU Medicine is acting on behalf of SOM in CU Medicine’s capacity as SOM’ s designated business and fiscal agent. All services to be performed pursuant to this Agreement will be carried out by Consultant as a SOM employee/faculty member, who at all times will be subject to and covered by SOM administrative policies and all applicable Colorado state law and regulation governing public employees of the state of Colorado and its component units and departments, including the University of Colorado and the University of Colorado School of Medicine.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Glenn Sussman	2/21/2019
Glenn Sussman	Date
CEO
UNIVERSITY OF COLORADO MEDICINE

/s/ Jane Schumaker	2/19/2019
Jane Schumaker	Date
Executive Director
Senior Associate Dean for Finance and Administration
University of Colorado School of Medicine
Solely with respect to its agreement in Section VII and without becoming a party to this Agreement:
THE REGENTS OF THE UNIVERSITY OF COLORADO, A BODY CORPORATE, ON BEHALF OF THE UNIVERSITY OF COLORADO DENVER AT THE ANSCHUTZ MEDICAL CAMPUS

/s/ Kimberly Muller	2/15/2019
Kimberly Muller	Date
Managing Director, CU Innovation

AMENDMENT
This is an amendment, effective 7/1/19, to the Agreement dated 2/1/19 between SpyGlass Ophthalmics, Inc. and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Dr. Malik Kahook.
The parties hereby agree as follows:
1.    The rate of compensation shall be $20,834 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS, INC

/s/ Glenn Sussman	July 22, 2019
Glenn Sussman	Date
CEO
UNIVERSITY OF COLORADO MEDICINE

/s/ Jane Schumaker	July 22, 2019
Jane Schumaker	Date
Executive Director
Senior Associate Dean for Finance and Administration
University of Colorado School of Medicine
1

AMENDMENT
This is a 2nd amendment, effective April 1, 2020, to the Agreement dated February 1, 2019, between SpyGlass Ophthalmics and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until March 31, 2021.
2.    The rate of compensation shall be $21,450 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Glenn Sussman	4/23/2020
Glenn Sussman	Date
SpyGlass Ophthalmics
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	April 22, 2020
Brian T. Smith	Date
Executive Director
Senior Associate Dean for Finance and Administration
University of Colorado School of Medicine
1

26431 Crown Valley Parkway, Suite 250
Mission Viejo, CA 92691
AMENDMENT
This is a 3rd amendment, effective March 1, 2020, to the Agreement dated February 1, 2019, between SpyGlass Ophthalmics and University Physicians, Inc., d/b/a University of Colorado Medicine (“CU Medicine”), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until February 28, 2022.
2.    The rate of compensation shall be $23,333.33 per month, beginning March 1, 2021.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Glenn Sussman	March 15, 2021
Glenn Sussman	Date
SpyGlass Ophthalmics
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	March 12, 2021
Brian T. Smith	Date
Executive Director
Senior Associate Dean for Finance and Administration
University of Colorado School of Medicine

27081 Aliso Creek Rd, Suite 125
Aliso Viejo, CA 92656
AMENDMENT #4
This is a 4th amendment, effective March 1, 2022, to the Agreement dated February 1, 2019, between SpyGlass Pharma (formally SpyGlass Ophthalmics) and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until February 28, 2023.
2.    The rate of compensation shall be $23,333.33 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Patrick Mooney	3/21/2022 | 5:21 PM PDT
Patrick Mooney	Date
SpyGlass Pharma
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	3/21/2022 | 6:00 PM MDT
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

27081 Aliso Creek Rd, Suite 125
Aliso Viejo, CA 92656
AMENDMENT
This is a 5th amendment, effective March 1, 2023, to the Agreement dated February 1, 2019, between SpyGlass Pharma (formally SpyGlass Ophthalmics) and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until February 29, 2024.
2.    The rate of compensation shall be $23,333.33 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Patrick Mooney	3/10/2023 | 3:14 PM PST
Patrick Mooney	Date
SpyGlass Pharma
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	3/10/2023 | 8:53 PM MST
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

27061 Aliso Creek Rd, Suite 100
Aliso Viejo, CA 92656
AMENDMENT
This is a 6th amendment, effective March 1, 2024, to the Agreement dated February 1, 2019, between SpyGlass Pharma (formally SpyGlass Ophthalmics) and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until February 28, 2025.
2.    The rate of compensation shall be $24,150.00 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Patrick Mooney	4/15/2024 | 10:44 AM PDT
Patrick Mooney	Date
SpyGlass Pharma
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	4/15/2024 | 8:30 CEST
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

27061 Aliso Creek Rd, Suite 100
Aliso Viejo, CA 92656
AMENDMENT
This is a 7th amendment, effective March 1, 2025, to the Agreement dated February 1, 2019, between SpyGlass Pharma (formally SpyGlass Ophthalmics) and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.    The term of the Agreement is extended until February 28, 2026.
2.    The rate of compensation shall be $24,995.00 per month.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS OPHTHALMICS

/s/ Patrick Mooney	3/27/2025 | 5:40 PDT
Patrick Mooney	Date
SpyGlass Pharma
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	3/25/2025 | 3:00 PM MDT
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

27061 Aliso Creek Rd, Suite 100
Aliso Viejo, CA 92656
AMENDMENT
This is an 8th amendment, effective December 2, 2025, to the Agreement dated February 1, 2019, between SpyGlass Pharma (formally SpyGlass Ophthalmics) and University Physicians, Inc., d/b/a University of Colorado Medicine (CU Medicine), for the services of Malik Kahook, M.D.
The parties hereby agree as follows:
1.The term of the Agreement will auto-renew on February 28th of each year.
All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.
SPYGLASS PHARMA

/s/ Patrick Mooney	12/4/2025
Patrick Mooney	Date
SpyGlass Pharma
UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	12/4/2025
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

SpyGlass Pharma /
UNIVERSITY OF COLORADO MEDICINE /
UNIVERSITY OF COLORADO
NOVATION AND AMENDMENT

This Novation and Amendment is made this April 1, 2026 (“Effective Date”), by and SpyGlass Pharma, Inc. (formerly SpyGlass Ophthalmics, Inc) (“COMPANY”) with a business address of 27061 Aliso Creek Road, Suite 100, Aliso Viejo CA 92656; University Physicians, Inc., d/b/a University of Colorado Medicine (“CU MEDICINE”), with a business address of 13199 E. Montview Boulevard, Aurora, CO 80045, a Colorado non-profit corporation established by the Board of Regents of the University of Colorado to serve as the fiscal and business agent for the University of Colorado School of Medicine (“SOM”); and The Regents of the University of Colorado, a body corporate, at the University of Colorado Anschutz Medical Campus (“UNIVERSITY”), with a business address of 1890 N. Revere Court, Suite 6202, Aurora, CO 80045, on behalf of its faculty member, Malik Kahook, M.D. (“CONSULTANT”). Each Party to this Agreement may be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, COMPANY and CU MEDICINE entered into a Professional Services Agreement dated February 1, 2019 (the “Original Agreement”) for the services of CONSULTANT;

WHEREAS COMPANY and CU MEDICINE amended the Original Agreement to increase the monthly rate of compensation, effective on July 1, 2019;

WHEREAS COMPANY and CU MEDICINE executed a Second Amendment on April 1, 2020 which amended the Original Agreement to increase the rate of compensation and extend the term until March 31, 2021;

WHEREAS COMPANY and CU MEDICINE executed a Third Amendment on March 1, 2021 which amended the Original Agreement to increase the rate of compensation and extend the term until February 28, 2022;

WHEREAS COMPANY and CU MEDICINE executed a Fourth Amendment on March 1, 2022 which amended the Original Agreement to increase the rate of compensation and extend the term until February 28, 2023;

WHEREAS COMPANY and CU MEDICINE executed a Fifth Amendment on March 1, 2023 which amended the Original Agreement to increase the rate of compensation and extend the term until February 29, 2024;

WHEREAS COMPANY and CU MEDICINE executed a Sixth Amendment on March 1, 2024 which amended the Original Agreement to increase the rate of compensation and extend the term until February 28, 2025;

WHEREAS COMPANY and CU MEDICINE executed a Seventh Amendment on March 1, 2025 which amended the Original Agreement to increase the rate of compensation and extend the term until February 28, 2026;

2

WHEREAS COMPANY and CU MEDICINE executed an Eighth Amendment on December 2, 2025 which amended the Original Agreement to auto-renew on February 28th of each year;

WHEREAS, the Parties now desire to novate and amend the Original Agreement so that UNIVERSITY shall assume all obligations of CU MEDICINE under the Original Agreement as of the Effective Date, and COMPANY shall look solely to UNIVERSITY for performance; and

WHEREAS, the Parties further desire to extend the term of the Original Agreement through DATE, subject to all other terms and conditions remaining unchanged.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1. Novation.

1.1. Agreement to Novate. The Parties hereby agree that, as of the Effective Date, the Original Agreement as amended, dated February 1, 2019, by and between COMPANY and CU MEDICINE is hereby novated.

1.2. Release of CU MEDICINE. COMPANY hereby releases and forever discharges CU MEDICINE and its affiliates, officers, directors, employees, and agents from any and all claims, demands, obligations, liabilities, and causes of action of any nature whatsoever, whether known or unknown, arising under or in connection with the Original Agreement from and after the Effective Date.

1.3. Assumption by UNIVERSITY. UNIVERSITY hereby unconditionally assumes and agrees to pay, perform, and discharge, as and when due, all of the obligations, liabilities, and duties of CU MEDICINE arising under the Original Agreement, whether arising before, on, or after the Effective Date, and agrees to be bound by all terms and conditions of the Original Agreement as if it were the original Party thereto in place of CU MEDICINE.

1.4. Consent and Acceptance. COMPANY hereby consents to the foregoing assumption by UNIVERSITY and accepts the performance of UNIVERSITY in lieu of the performance of CU MEDICINE. From and after the Effective Date, COMPANY shall look solely to UNIVERSITY for the performance of all obligations under the Original Agreement. This Agreement shall henceforth be read and construed as an agreement between COMPANY and UNIVERSITY.

1.5. No Further Liability. The Parties acknowledge and agree that the release of CU MEDICINE constitutes a complete and final novation as of the Effective Date and that no party shall have any further claims or causes of action against CU MEDICINE under the Original Agreement.

1.6 Compliance with Colorado Law. Notwithstanding any provision to the contrary in the Original Agreement, the parties acknowledge and agree that the University, as a public institution of the State of Colorado, is subject to the Constitution and laws of the State of Colorado. Any term, condition, or provision within the Original Agreement that conflicts with the laws of the State of Colorado or is otherwise prohibited for the University to accept is hereby
3

deemed null, void, and unenforceable as against the University. Such prohibited provisions include, but are not limited to, any clauses requiring the University to indemnify, defend, or hold harmless another party; any waiver of sovereign immunity; any provision consenting to a governing law or venue other than that of the State of Colorado; any agreement to pay attorney's fees, court costs, or other litigation expenses of another party; and any provision that creates a multi-year fiscal obligation in violation of the Colorado Constitution. In the event of any conflict or inconsistency between the terms of this SOW, the Master Agreement, and the laws of the State of Colorado, the laws of the State of Colorado shall prevail. The invalidity or unenforceability of any provision of the Original Agreement as applied to the University shall not affect the validity or enforceability of the remaining provisions thereof.

2. Amendments.

2.1 Amendment to III. Compensation.

2.1.1 Updated Compensation Rate. The parties agree that the rate of compensation shall be $34,000 per month.

2.1.2 Billing Transition. A new paragraph with the heading “Billing Transition” is added to Article III of the Original Agreement as follows:

“Billing Transition

(a) Notwithstanding the novation effected by this Agreement, all amounts, payments, or other monetary obligations that became due and payable to CU MEDICINE for services prior to the Effective Date of this Agreement shall remain the sole property of and collectible by CU MEDICINE. Such obligations shall not be assigned, transferred, or otherwise conveyed to the UNIVERSITY and shall continue to be enforceable by CU MEDICINE in accordance with the terms of the Original Agreement.

(b) As part of this Agreement, CU MEDICINE shall retain the right to issue invoices and collect payment for any services rendered prior to the Effective Date.

(c) Beginning with services performed on and after the Effective Date, all invoices shall be issued by The Regents of the University of Colorado, acting through its CU Innovations office (“CU Innovations”).

(d) Beginning on the Effective Date all payments due for services performed on or after the Effective Date shall be remitted to the payment address and in accordance with the instructions set forth below.

Payment Address:
University of Colorado
CU Innovations
1890 N. Revere Court, Suite 6202
Aurora, CO 80045
[***]
4

Payments shall be payable to “Regents of the University of Colorado” and submitted by electronic payment to:

[***]

Payment shall be due within thirty (30) calendar days from the earlier of: (i) the date of receipt of an invoice, or (ii) the date on which the services are rendered. Any payment not received by the due date shall accrue interest at a rate of one percent (1%) per month, or the maximum rate permitted under applicable law, whichever is higher, until paid in full.

2.3 Amendment to IX. Notices. Article IX of the Original Agreement is amended as follows:

(a) The notice block addressed to “University of Colorado Medicine” is deleted in its entirety.

(b) The notice block for CU Innovations is replaced with the following:
“to CU Innovations: CU Innovations
Attn: Mary Tapolsky, PhD, Director, Licensing
University of Colorado Anschutz
1890 N. Revere Court, Suite 6202
Aurora, CO 80045
Email: [***]”

All other terms and conditions of the Original Agreement remain unchanged.

5

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

SpyGlass Pharma (formerly SpyGlass Ophthalmics)

/s/ Patrick Mooney	3/23/2026
Name: Patrick Mooney	Date
Title: Chief Executive Officer

UNIVERSITY OF COLORADO MEDICINE

/s/ Brian T. Smith	3/23/2026
Brian T. Smith	Date
Executive Director, CU Medicine
Senior Associate Dean for Finance and Administration,
University of Colorado School of Medicine

THE REGENTS OF THE UNIVERSITY OF COLORADO

/s/ Mary Tapolsky, Ph.D.	3/23/2026
Mary Tapolsky, PhD	Date
Director, Licensing
CU Innovations
University of Colorado Anschutz
6